UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - April 30, 2003

Item 1: Reports to Shareholders

                     VANGUARD(R) INTERNATIONAL EXPLORER(TM) FUND

SEMIANNUAL REPORT
                [GRAPHIC ART]
                 APRIL 30, 2003

                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------
* Vanguard International Explorer Fund returned 5.8% in the first half of its 2003 fiscal year.

* International stocks struggled before closing the period with a strong rally.

* The fund's six-month result came up short of the returns of its mutual fund peers and an index of small international stocks, but fared well against the return of a broad benchmark of international stocks.
================================================================================

================================================================================
CONTENTS
--------------------------------------------------------------------------------
   1  Letter from the Chairman
   4  Report from the Adviser
   7  Fund Profile
   9  Glossary of Investment Terms
  10  Performance Summary
  11  Results of Proxy Voting
  12  Financial Statements
  22  Advantages of Vanguard.com
================================================================================

================================================================================
LETTER FROM THE CHAIRMAN                            [Picture of John J. Brennan]

Fellow Shareholder,

Vanguard International Explorer Fund recorded a gain of 5.8% for the six months ended April 30, 2003. This result, which was solid in absolute terms, was a bit shy of the returns of the average international small-capitalization stock mutual fund and the Citigroup Extended Market Europe & Pacific (EM EPAC) Index, a broad measure of small international stocks. The adjacent table presents the six-month total returns (capital change plus reinvested distributions) of your fund and its comparative measures. The per-share components of the fund's return appear on page 3.

===============================================
TOTAL RETURNS                  SIX MONTHS ENDED
                                 APRIL 30, 2003
-----------------------------------------------
VANGUARD INTERNATIONAL EXPLORER FUND       5.8%
Average International Small-Cap Fund*      6.1
Citigroup EM EPAC Index                    6.8
MSCI All Country World Index Free ex USA   3.1
-----------------------------------------------
*Derived from data provided by Lipper Inc.

     On an absolute basis, the fund benefited in general from the late-period surge in international stocks, and specifically from the strong performance of its investments in consumer-related stocks and some technology companies. Relative to its comparative measures, the fund's emphasis on stocks in small Asian countries hurt performance.

MOST DEVELOPED MARKETS ROSE IN DOLLARS; MANY EMERGING MARKETS SURGED
During the six months ended April 30, investors in international markets added the U.S. intervention in Iraq to a list of worries that included the general state of the world economy and the potential for heightened terrorist activity. Amid the lengthy buildup to the war, international stock markets drifted downward, until the mid-March invasion of Iraq sparked a rally late in the first quarter.

     In the United States, the Wilshire 5000 Total Market Index returned 5.0% for the six months. Stocks in the world's other markets, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, declined in the aggregate but produced a 3.1% gain for U.S.-based investors as a result of the weakening of the U.S. dollar.

     The 21 developed international markets tracked by the MSCI Europe, Australasia, Far East (EAFE) Index declined in local-currency terms, while returning 1.8% in dollars. But emerging markets were the true stars of the period. The stock markets in Israel, the Czech Republic, and Brazil all recorded strong gains in dollars. Stocks in several politically troubled Latin American nations suffered as general labor strikes disrupted business activity.

A ONE-MONTH RALLY PROPELLED THE INTERNATIONAL EXPLORER FUND
Your fund's 5.8% six-month return represented a strong bounceback from its result in the 2002 fiscal year. Remarkably, the fund's fine absolute performance was confined to a stretch of just a few weeks in April. In fact, from the start of its fiscal year on October 31, 2002, through March 31, 2003, the fund returned -4.4%. But a return of 10.6% in April resulted in a solid positive return for the half-year.

=====================================================================
MARKET BAROMETER                                        TOTAL RETURNS
                                         PERIODS ENDED APRIL 30, 2003
                                      -------------------------------
                                         SIX         ONE         FIVE
                                      MONTHS        YEAR       YEARS*
---------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (International)                 3.1%      -15.2%        -4.9%
Russell 1000 Index (Large-caps)         4.8       -13.5         -2.3
Russell 2000 Index (Small-caps)         7.6       -20.8         -2.5
Wilshire 5000 Index (Entire market)     5.0       -13.6         -2.6
---------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index             4.3%       10.5%         7.6%
 (Broad taxable market)
Lehman Municipal Bond Index             3.6         8.5          6.3
Citigroup 3-Month Treasury Bill Index   0.6         1.5          4.0
---------------------------------------------------------------------
CPI
Consumer Price Index                    1.4%        2.2%         2.5%
=====================================================================
*Annualized.

     Your fund's investment adviser, Schroder Investment Management North America, invests in a broadly diversified group of smaller- cap stocks in nearly 20 countries not including the United States. During the six months, the adviser's selections among industrial companies, media firms, and information technology concerns fared well overall. However, as stated earlier, International Explorer's shortfall to the EM EPAC Index was a result of its emphasis on the stocks of small Asian countries. In addition, the fund's consumer cyclical investments (companies that are sensitive to changes in economic conditions) posted a modest loss during the half-year; more than 20% of the fund's assets were invested in these types of stocks.

     For details on the fund's performance and its positioning, see the Report from the Adviser, which begins on page 4.

INTERNATIONAL STOCKS CAN BENEFIT A U.S.-FOCUSED PORTFOLIO
The exposure that Vanguard International Explorer Fund provides to small-cap stocks in European, Asian, and emerging markets can add diversification to a portfolio concentrated in U.S. securities. And the fund presents this exposure at a cost that is far lower than that of similar funds. The fund's expense ratio (annualized operating expenses as a percentage of average net assets) is, at 0.74%, less than half that of the 2.00% expense ratio of its average mutual fund peer. That advantage works to your benefit year after year, a significant factor over the long run.

================================================================================
THE FUND'S INDUSTRIAL, MEDIA, AND INFORMATION TECHNOLOGY HOLDINGS FARED WELL IN THE HALF-YEAR.
================================================================================

     As we would recommend with any international investment, we advise you to use the fund as just one component of a widely diversified portfolio that includes allocations to U.S. stock, bond, and money market funds. Maintaining diversification is the best way to ensure that your portfolio combines opportunities for growth with the potential to offset some of the markets' periodic declines.

     We thank you for your continued trust and confidence.


Sincerely,

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

May 19, 2003




================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                       DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                             STARTING       ENDING      INCOME         CAPITAL
                          SHARE PRICE  SHARE PRICE   DIVIDENDS           GAINS
--------------------------------------------------------------------------------
International Explorer Fund     $8.11        $8.52       $0.06           $0.00
================================================================================

================================================================================
REPORT FROM THE ADVISER

In the first half of fiscal 2003, Vanguard International Explorer Fund returned 5.8%, a result that was below the 6.8% return of the Citigroup EM EPAC Index, a broad measure of small non-U.S. stocks.

THE INVESTMENT ENVIRONMENT
Global equity markets retreated throughout most of the six-month period, reflecting concern over the prospect of hostilities in the Middle East, rising oil prices, and weakness in leading indicators of global economic activity. Corporate spending showed little sign of recovery, with discretionary spending kept to a bare minimum and technology spending focused on cost reduction. Consumer spending in the United States and the United Kingdom, which had been relatively resilient, showed evidence of fading. Further cuts in interest rates by central banks were largely ignored by equity investors.

     Thanks to a strong rally that began in mid-March, which was led by European equities, many stocks recorded positive returns in the six months. The recovery of European stocks at the end of the period was partly a reaction to their relative weakness at its beginning. In contrast, Asian markets marked time. In Japan, the reorganization of corporate pension schemes resulted in selling pressure, while the rest of Asia was preoccupied with the posturing of North Korea and the eruption of the SARS (Severe Acute Respiratory Syndrome) virus.

     Across all major regions, small-capitalization stocks outperformed large-caps during the six months. The 6.8% return of the EM EPAC Index was well ahead of the 1.8% return of the MSCI EAFE Index. The outperformance of smaller companies was particularly evident in Asia. However, during the rally that followed the U.S.-led invasion of Iraq, European large-cap stocks recouped much of the ground they had lost relative to smaller companies earlier in the half-year.

================================================================================
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED IN MARKETS OUTSIDE THE UNITED STATES BY SELECTING STOCKS OF SMALLER COMPANIES THAT ARE ATTRACTIVELY VALUED AND THAT HAVE SIGNIFICANT COMPETITIVE ADVANTAGES, SOLID FUNDAMENTALS, HIGH-QUALITY MANAGEMENT, AND STRONG BALANCE SHEETS.
================================================================================

OUR SUCCESSES AND FAILURES
The fund's performance lagged that of the benchmark during the period. The main reason for this was the fund's country allocation--most critically, our positioning in Asia. Although our underweighting in Japanese equities was a positive factor in the fund's half-year return, our emphasis on the smaller Asian markets of Hong Kong, Singapore, and South Korea harmed performance. We also suffered

"opportunity cost" due to our nil weighting in Australia, where returns were enhanced by a 12.7% rise in the currency versus the U.S. dollar.

     Another negative factor was our stock selection in Europe, where the fund's financial and information technology stocks performed relatively poorly. Although we reduced the fund's exposure to industrial spending during the period, a number of the remaining holdings had a negative impact on performance. Our selections in Japan were also disappointing. The deteriorating economic outlook in Japan particularly affected retailing stocks, which are sensitive to domestic consumer demand.

     On a more positive note, our hedge out of the yen and into the euro yielded gains as the euro rose 9.8% against the yen. Our stock selection in the United Kingdom was also a positive factor, as a number of holdings in the consumer discretionary (particularly media and housing), industrials, and information technology sectors performed relatively well.

THE FUND'S POSITIONING
The rally in equity markets that followed the outbreak of war with Iraq has proved to be somewhat more durable than might have been anticipated, particularly since, apart from a substantial decline in oil prices, the global economic picture remains uncertain. There appear to be few grounds for expecting a rapid acceleration in economic growth, because industrial capacity utilization is low and weakness in the U.S. dollar is adding to deflationary pressures in Europe and Japan. On the other hand, expectations for global economic activity were already modest, and--assuming a reduction in geopolitical uncertainty--some stabilization is possible.

     In most markets, smaller companies continue to represent good value relative to large companies. Furthermore, if global activity remains subdued overall, we believe that smaller companies will remain attractive to the extent that they can exploit pockets of growth and pricing power. We continue to concentrate on companies that offer relative visibility of earnings, have an identifiable management quality, and focus on their shareholders.

     For example, in Europe we are focusing on the peripheral countries for which monetary and/or fiscal conditions are relatively loose, and we are putting less emphasis on core countries, such as Germany, where these conditions appear overly restrictive. This has resulted in additions to our investments in Greece, Ireland, and Spain in the last six months, while the fund continues to be overweighted versus the benchmark in the U.K. and the Scandinavian markets. As mentioned previously, we reduced the fund's exposure to industrial spending in Europe (particularly in information technology and outsourcing). We also trimmed the fund's health care holdings, reflecting the increased pressure on national governments to rein in medical costs.

     Our positive view of the U.K. market is supported by evidence of increased merger and acquisition activity there. Inexpensive valuations and declining corporate bond yields are providing encouragement to both trade and private equity buyers, which should focus attention on smaller companies as an asset class.

     In Asia, we remain cautious about Japan. The overall economic situation continues to provide a poor backdrop for corporate profitability. Exports are becoming less supportive to growth, and there is little evidence that deflationary pressures are responding to monetary stimulus. The recent strengthening of the yen versus the U.S. dollar can only add to these pressures. Elsewhere in Asia, other economies also face a slowdown in export growth, but this should be cushioned by the weakening of regional currencies relative to the dollar and by the continuing shift of manufacturing into the region. Valuations remain compelling, and although the present concerns in the region, including SARS and North Korea, are likely to add to volatility in the short term, the fund remains overweighted in these markets.

Matthew Dobbs, Senior Vice President
Schroder Investment Management North America Inc.

May 15, 2003

================================================================================
FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 9.

INTERNATIONAL EXPLORER FUND
======================================================
PORTFOLIO CHARACTERISTICS
                                             CITIGROUP
                             FUND               INDEX*
------------------------------------------------------
Number of Stocks             187                2,870
Turnover Rate               89%**                  --
Expense Ratio             0.74%**                  --
Cash Investments             5.9%                  --
------------------------------------------------------
======================================================
TEN LARGEST HOLDINGS (% of total net assets)

Venture Corporation Ltd.                1.3%
  (electronics)
Paragon Group Companies PLC             1.3
  (financial services)
Galen Holdings PLC                      1.3
  (pharmaceuticals)
Lindt & Spruengli AG                    1.3
  (food, beverage, and tobacco)
Taylor Woodrow PLC                      1.2
  (real estate)
Fountain Set (Holdings) Ltd.            1.2
  (apparel and textiles)
Enterprise Inns PLC                     1.1
  (leisure)
Koram Bank                              1.1
  (banking)
BPP Holdings PLC                        1.0
  (media)
Forth Ports PLC                         1.0
  (transportation)
------------------------------------------------------
Top Ten                                11.8%
======================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

=============================================
VOLATILITY MEASURES

                                    CITIGROUP
                          FUND         INDEX*
---------------------------------------------
R-Squared                 0.91           1.00
Beta                      1.05           1.00
=============================================

========================================================
SECTOR DIVERSIFICATION (% of portfolio)

                                               CITIGROUP
                               FUND               INDEX*
--------------------------------------------------------
Basic Materials                3.1%                11.1%
Conglomerates                  2.8                  2.3
Consumer Cyclicals            19.1                 21.5
Consumer Noncyclicals         12.2                 10.2
Energy                         2.9                  1.5
Financials                    15.2                 20.3
Health Care                    4.3                  5.9
Industrial Goods & Services   18.7                 13.2
Technology                     6.7                  5.4
Telecommunications             2.7                  0.6
Transportation                 4.9                  4.5
Utilities                      1.5                  3.5
Cash Investments               5.9%                  --
========================================================

=======================================
ALLOCATION BY REGION (% of portfolio)

EUROPE           65%
PACIFIC          26%
CASH INVESTMENTS  6%
EMERGING MARKETS  3%
=======================================


*Citigroup EM EPAC Index.
**Annualized.

Country Diversification table is on the next page.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

--------------------------------------------------------------------------------

===========================================
COUNTRY DIVERSIFICATION (% of portfolio)

                                  CITIGROUP
                      FUND           INDEX*
-------------------------------------------
EUROPE
United Kingdom       27.2%            25.1%
Netherlands           6.4              5.3
Italy                 4.1              4.0
Spain                 3.8              3.9
Germany               3.2              6.6
Switzerland           3.2              6.5
France                2.9              8.4
Denmark               2.6              0.8
Belgium               2.4              1.0
Sweden                2.4              1.8
Greece                2.2              0.4
Finland               2.1              1.6
Ireland               1.8              0.9
Luxembourg            0.7              0.1
Austria               0.0              0.3
Norway                0.0              0.3
Portugal              0.0              0.3
-------------------------------------------
Subtotal             65.0%            67.3%
-------------------------------------------
PACIFIC
Japan                16.4%            22.3%
Hong Kong             6.5              2.0
Singapore             2.9              1.0
Australia             0.0              5.1
New Zealand           0.0              0.2
-------------------------------------------
Subtotal             25.8%            30.6%
-------------------------------------------
EMERGING MARKETS
South Korea           3.3%             1.9%
-------------------------------------------
Subtotal              3.3%             1.9%
-------------------------------------------
NORTH AMERICA
United States         0.0%             0.2%
-------------------------------------------
Subtotal              0.0%             0.2%
-------------------------------------------
Cash Investments      5.9%              --
-------------------------------------------
Total               100.0%           100.0%
-------------------------------------------
*Citigroup EM EPAC Index.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or swap agreements.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

================================================================================
PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL EXPLORER FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 4, 1996-April 30, 2003

SCALE RANGE   -40% TO 80%

      INTERNATIONAL   CITIGROUP EM
      EXPLORER FUND   EPAC INDEX
      --------------  ----------------
1997      -7.7%          -6.2%
1998       7.9            1.1
1999      65.4           18.0
2000      22.3           -2.2
2001     -28.7          -19.2
2002      -9.2           -6.4
2003*      5.8            6.8


*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                            ONE    FIVE  -----------------------
                       INCEPTION DATE      YEAR   YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
INTERNATIONAL EXPLORER FUND 11/4/1996   -22.20%   4.01%    2.94%   0.56%   3.50%
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposal:

- ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
TRUSTEE                           FOR           WITHHELD          PERCENTAGE FOR
--------------------------------------------------------------------------------
John J. Brennan           887,330,003         25,858,480                   97.2%
Charles D. Ellis          888,187,234         25,001,249                   97.3
Rajiv L. Gupta            886,074,024         27,114,458                   97.0
JoAnn Heffernan Heisen    887,993,494         25,194,989                   97.2
Burton G. Malkiel         885,287,279         27,901,204                   96.9
Alfred M. Rankin, Jr.     888,562,679         24,625,804                   97.3
J. Lawrence Wilson        885,572,035         27,616,448                   97.0
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL EXPLORER FUND                        SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
--------------------------------------------------------------------------------
BELGIUM (2.4%)
  Colruyt NV                                       11,160                    729
* Mobistar SA                                      17,168                    559
  Agfa Gevaert NV                                  27,430                    545
  Umicore                                           7,090                    322
  Distrigaz                                           216                    176
  Fluxys-D                                              2                      2
                                                                      ----------
                                                                           2,333
                                                                      ----------
DENMARK (2.6%)
* Topdanmark A/S                                   23,300                    760
  Novozymes A/S                                    20,080                    490
  Danisco A/S                                      11,420                    417
  Group 4 Falck A/S                                20,270                    353
* Jyske Bank A/S                                   10,503                    343
  ISS A/S                                           4,160                    156
                                                                      ----------
                                                                           2,519
                                                                      ----------
FINLAND (2.1%)
* Elisa Oyj Class A                                71,380                    550
  KCI Konecranes Oyj                               20,060                    437
  Alma Media Corporation-II                        19,428                    423
  YIT-Yhtyma Oyj                                   23,500                    420
  Amer Group Ltd.                                   6,910                    208
                                                                      ----------
                                                                           2,038
                                                                      ----------
FRANCE (2.9%)
  Unibail Co.                                       9,360                    626
  Technip-Coflexip SA                               6,280                    514
  Eiffage SA                                        4,950                    429
  Gecina SA                                         2,640                    297
  Groupe Bourbon SA                                 4,070                    294
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Tessi SA                                         12,971                    246
  Linedata Services                                18,500                    235
  Groupe Partouche SA                               1,927                     97
                                                                      ----------
                                                                           2,738
                                                                      ----------
GERMANY (3.2%)
  Rhoen-Klinikum AG                                14,950                    559
  Deutsche Boerse AG                               10,210                    479
  Beru AG                                           8,360                    436
  Hugo Boss AG Pfd.                                20,563                    263
  Porsche AG                                          710                    261
  Medion AG                                         6,679                    250
  GEHE AG                                           6,140                    244
* Techem AG                                        24,000                    230
  Vossloh AG                                        4,560                    160
  Takkt AG                                         16,690                     81
  Solarworld AG                                    12,332                     58
                                                                      ----------
                                                                           3,021
                                                                      ----------
GREECE (2.2%)
* Public Power Corp.                               45,360                    687
  Cosmote Mobile
    Communications SA                              59,255                    614
  Greek Organization of
    Football Prognostics                           62,840                    574
  Teletipos SA                                     44,950                    269
                                                                      ----------
                                                                           2,144
                                                                      ----------
HONG KONG (6.5%)
  Fountain Set (Holdings) Ltd.                  1,650,000                  1,121
  Asia Satellite
    Telecommunications
    Holdings Ltd.                                 700,000                    969
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  China Merchants Holdings
    International Co. Ltd.                      1,169,000                    922
  Yue Yuen Industrial
   (Holdings) Ltd.                                425,000                    872
* Hong Kong Exchanges &
    Clearing Ltd.                                 634,000                    740
  Kingmaker Footwear
    Holdings Ltd.                               2,401,836                    585
  Tan Chong International Ltd.                  2,862,000                    360
  Dah Sing Financial Group                         66,000                    301
  i-CABLE Communications Ltd.                     727,000                    162
  Clear Media Ltd.                                346,000                    157
                                                                      ----------
                                                                           6,189
                                                                      ----------
IRELAND (1.8%)
  First Active PLC                                114,700                    685
* Anglo Irish Bank Corp. PLC                       63,770                    480
  DCC PLC                                          31,667                    392
  United Drug PLC                                  14,750                    204
                                                                      ----------
                                                                           1,761
                                                                      ----------
ITALY (4.1%)
* Compagnie Industriali
    Riunite SpA                                   543,280                    608
  Interpump Group SpA                             133,370                    561
* Autogrill SpA                                    44,040                    430
  Mondadori (Arnoldo)
    Editore SpA                                    60,100                    426
  Italmobiliare SpA                                10,910                    420
  Permasteelisa SpA                                22,710                    413
  Italmobiliare SpA
    Non-Convertible Risp.                          16,940                    406
  Bayerische Vita SpA                             103,010                    325
  Autostrada Torino-
    Milano SpA                                     28,360                    309
                                                                      ----------
                                                                           3,898
                                                                      ----------
JAPAN (16.4%)
  Tsubaki Nakashima Co., Ltd.                     139,500                    935
  Ushio Inc.                                       67,000                    753
  Arisawa Mfg. Co., Ltd.                           30,470                    706
  Glory Ltd.                                       33,000                    678
  Japan Airport Terminal Co., Ltd.                114,000                    648
* SKY Perfect
    Communications Inc.                               755                    572
  Sato Corp.                                       33,000                    567
  Belluna Co., Ltd.                                15,000                    548
  XEBIO Co., Ltd.                                  33,000                    535
  Yokogawa Electric Corp.                          73,000                    520
  Drake Beam Morin Japan Inc.                      15,100                    512
  KOA Corp.                                       102,000                    466
  Nippon Thompson Co., Ltd.                       134,000                    465
* Columbia Music
    Entertainment, Inc.                           589,000                    444
  Yushiro Chemical
    Industry Co., Ltd.                             75,000                    440
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Katokichi Co., Ltd.                              28,900                    425
  Nippon Chemi-Con Corp.                          140,000                    407
  Tokyo Ohka Kogyo Co., Ltd.                       27,000                    389
  ABC-Mart Inc.                                    35,000                    377
* D & M Holdings Inc.                             155,000                    377
  Park24 Co., Ltd.                                 22,000                    355
* UMC Japan                                           429                    338
  Meitec Corp.                                     13,000                    330
  Tokyo Individual Educational
    Institute, Inc.                                41,200                    326
  Resorttrust, Inc.                                17,000                    323
  Sumitomo Titanium Corp.                          31,000                    307
* Sammy Corp.                                      14,800                    304
  Arc Land Sakamoto Co., Ltd.                      39,000                    294
  Sanyo Chemical Industries, Ltd.                  48,000                    263
  Nishimatsuya Chain Co., Ltd.                     11,700                    259
* Nissin Co., Ltd.                                117,600                    514
  Sumitomo Warehouse Co. Ltd.                     101,000                    206
  Idec Izumi Corp.                                 60,500                    201
  Trusco Nakayama Corp.                            18,300                    199
  Inaba Denki Sangyo Co., Ltd.                     15,800                    192
  Paris Miki Inc.                                  16,000                    192
  Meiko Shokai Co., Ltd.                           21,000                    158
  Toho Real Estate Co., Ltd.                       38,000                    127
  Shoeisha Co., Ltd.                                  107                     56
  Sammy Corp. Warrants Exp.
    6/30/2006                                       1,480                     --
                                                                      ----------
                                                                          15,708
                                                                      ----------
LUXEMBOURG (0.7%)
* Transcom WorldWide SA                           397,360                    632
                                                                      ----------
NETHERLANDS (6.4%)
* Laurus NV                                       580,530                    803
* IHC Caland NV                                    13,650                    705
* Euronext NV                                      25,600                    566
  Oce NV                                           60,030                    565
  Imtech NV                                        38,500                    559
  CSM NV                                           26,687                    522
* New Skies Satellites NV                          97,450                    454
* Eurocommercial Properties NV                     18,740                    424
* Koninklijke Numico NV                            43,670                    407
  Van Der Moolen Holdings NV                       36,480                    375
  Nutreco Holding NV                               20,890                    326
* Exact Holding NV                                 17,550                    213
  Airspray NV                                       9,460                    190
                                                                      ----------
                                                                           6,109
                                                                      ----------
SINGAPORE (2.9%)
  Venture Corporation Ltd.                        155,000                  1,292
  Singapore Airport Terminal
    Services Ltd.                                 607,000                    520
* ComfortDelgro Corp. Ltd.                        585,297                    270
  Sembcorp Logistics Ltd.                         254,000                    256
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL EXPLORER FUND                        SHARES                  (000)
--------------------------------------------------------------------------------
Informatics Holdings Ltd.                         641,000                    242
Sembcorp Industries Ltd.                          335,000                    223
                                                                      ----------
                                                                           2,803
                                                                      ----------
SOUTH KOREA (3.3%)
  Koram Bank                                      160,000                  1,042
* Hyundai Mobis                                    43,000                    855
  Hyundai Department
    Store Co., Ltd.                                34,600                    567
  Hyundai Department
    Store H&S Co. Ltd.                             35,400                    415
  Seoul Securities Co.                            125,000                    309
                                                                      ----------
                                                                           3,188
                                                                      ----------
SPAIN (3.8%)
  Corporacion Mapfre SA                            78,240                    733
* Gamesa Corporacion
    Tecnologica SA                                 28,500                    584
  Promotora de Informaciones SA                    68,640                    521
  Acciona SA                                       10,760                    516
  Enagas                                           65,033                    471
  Compania de Distribucion
    Integral Logista SA                            16,570                    370
* Baron de Ley SA                                  10,120                    316
* Sogecable SA                                     11,840                    129
                                                                      ----------
                                                                           3,640
                                                                      ----------
SWEDEN (2.4%)
* Intrum Justitia AB                              134,240                    648
* Capio AB                                         71,520                    498
  D. Carnegie & Co. AB                             74,520                    408
  Nobia AB                                         45,060                    314
  Perbio Science AB                                23,900                    311
  Observer AB                                      65,563                    152
                                                                      ----------
                                                                           2,331
                                                                      ----------
SWITZERLAND (3.2%)
  Lindt & Spruengli AG (Ptg. Ctf.)                  1,000                    619
  Lindt & Spruengli AG                                 86                    582
* Logitech International SA                        14,570                    537
  Bank Sarasin & Cie AG                               455                    520
  SGS Societe Generale de
    Surveillance Holding
    SA (Registered)                                 1,380                    483
  Lonza Group AG (Registered)                       3,075                    187
* Swiss Life Holding                                2,220                    139
                                                                      ----------
                                                                           3,067
                                                                      ----------
UNITED KINGDOM (27.2%)
  Paragon Group Companies PLC                     380,000                  1,261
  Galen Holdings PLC                              180,000                  1,256
  Taylor Woodrow PLC                              360,000                  1,128
  Enterprise Inns PLC                             111,000                  1,088
  BPP Holdings PLC                                220,000                    985
  Forth Ports PLC                                  68,850                    982
  Chrysalis Group PLC                             300,000                    976
  Balfour Beatty PLC                              330,000                    945
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Games Workshop Group PLC                        110,000                    909
  AEA Technology PLC                              300,000                    849
  Babcock International
    Group PLC                                     520,000                    848
  Liontrust Asset
    Management PLC                                160,000                    831
  Carillion PLC                                   371,787                    814
  Speedy Hire PLC                                 175,000                    792
  Abbot Group PLC                                 350,000                    776
  Quintain Estates &
    Development PLC                               195,000                    756
  Westbury PLC                                    150,000                    734
  Emap PLC                                         55,000                    706
  Findel PLC                                      185,000                    650
  Britannic Group PLC                             230,000                    647
  Reed Health Group PLC                           420,000                    645
  Greggs PLC                                       13,000                    625
* NDS Group PLC ADR                                47,470                    610
  Countrywide Assured
    Group PLC                                     400,000                    582
  Alpha Airports Group PLC                        600,000                    571
  The Go-Ahead Group PLC                           50,000                    519
  Nestor Healthcare Group PLC                     150,000                    496
  Alfred McAlpine Group PLC                       125,000                    493
* Lastminute.com PLC                              300,000                    456
  Shanks Group PLC                                280,820                    415
  Low & Bonar PLC                                 430,000                    412
  IG Group PLC                                    100,000                    408
  Management Consulting
    Group PLC                                     507,353                    381
  William Hill PLC                                100,000                    373
  Goldshield Group PLC                            143,876                    368
  Courts PLC                                      135,257                    368
  Stanley Leisure PLC                              60,720                    266
  Regent Inns PLC                                 149,210                    174
                                                                      ----------
                                                                          26,095
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $93,719)                                                          90,214
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (7.3%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.32%, 5/1/2003
  (Cost $6,997)                                   $ 6,997                  6,997
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (Cost $100,716) 97,211
--------------------------------------------------------------------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    $ 1,881
Payables for Investment
  Securities Purchased                                                   (2,470)
Other Liabilities                                                          (790)
                                                                      ----------
                                                                         (1,379)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 11,244,950 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $95,832
================================================================================
NET ASSET VALUE PER SHARE                                                 $8.52
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

================================================================================
                                                   AMOUNT                    PER
                                                    (000)                  SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $109,540                  $9.74
Undistributed Net
  Investment Income                                  615                    .06
Accumulated Net
  Realized Losses                                (11,104)                  (.99)
Unrealized Appreciation (Depreciation)
  Investment Securities                           (3,505)                  (.31)
  Foreign Currencies and Forward
    Currency Contracts                               286                    .02
--------------------------------------------------------------------------------
NET ASSETS                                      $ 95,832                  $8.52
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                     INTERNATIONAL EXPLORER FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 1,068
  Interest                                                                   42
--------------------------------------------------------------------------------
    Total Income                                                          1,110
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                          144
  The Vanguard Group--Note C
    Management and Administrative                                           116
    Marketing and Distribution                                                8
  Custodian Fees                                                             76
  Shareholders' Reports and Proxies                                           5
--------------------------------------------------------------------------------
    Total Expenses                                                          349
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       761
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             (5,177)
  Foreign Currencies and Forward Currency Contracts                         556
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (4,621)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   9,100
  Foreign Currencies and Forward Currency Contracts                         409
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          9,509
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 5,649
================================================================================
*Dividends are net of foreign withholding taxes of $142,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                    INTERNATIONAL EXPLORER FUND
                                               ---------------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                APR. 30, 2003      OCT. 31, 2002
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                $ 761              $ 505
  Realized Net Gain (Loss)                            (4,621)            (4,270)
  Change in Unrealized Appreciation (Depreciation)     9,509             (7,402)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        5,649            (11,167)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (793)              (361)
  Realized Capital Gain                                   --                 --
--------------------------------------------------------------------------------
    Total Distributions                                 (793)              (361)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              57,567            129,889
  Issued in Lieu of Cash Distributions                   705                341
  Redeemed                                           (63,503)           (44,129)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                              (5,231)            86,101
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             (375)            74,573
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 96,207             21,634
--------------------------------------------------------------------------------
  End of Period                                      $95,832            $96,207
================================================================================

1Shares Issued (Redeemed)
  Issued                                               7,080             13,936
  Issued in Lieu of Cash Distributions                    87                 37
  Redeemed                                            (7,782)            (4,498)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding         (615)             9,475
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


International Explorer Fund

------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                SIX MONTHS ENDED      --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    APRIL 30, 2003      2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $8.11     $9.07    $15.50    $14.29     $9.35     $9.22
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              .06       .08       .05      (.05)      .06       .05
  Net Realized and Unrealized Gain (Loss) on Investments    .41      (.90)    (3.78)     3.23      5.62       .60
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        .47      (.82)    (3.73)     3.18      5.68       .65
------------------------------------------------------------------------------------------------------------------
Distributions
  Dividends from Net Investment Income                     (.06)     (.14)     (.09)     (.01)     (.04)     (.01)
  Distributions from Realized Capital Gains                  --        --     (2.61)    (1.96)     (.70)     (.51)
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.06)     (.14)    (2.70)    (1.97)     (.74)     (.52)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $8.52     $8.11    $ 9.07    $15.50    $14.29     $9.35
==================================================================================================================

Total Return                                               5.83%    -9.24%   -28.67%    22.37%    65.27%     7.88%
==================================================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                      $96       $96       $22       $19       $10        $4
  Ratio of Expenses to Average Net Assets                0.74%**    1.04%*    1.50%*    1.50%*    1.50%*    1.50%*
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                                1.62%**     1.13%     0.15%   (0.26%)     0.53%     0.33%
  Portfolio Turnover Rate                                  89%**       40%       48%       86%       81%       82%
==================================================================================================================

*Expense ratios before waivers and reimbursements of expenses were 1.55%, 2.19%, 2.32%, 2.74%, and 5.26%, respectively.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. (Schroder) provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual rate of 0.30% of the fund's average net assets. In accordance with the advisory contract entered into with Schroder in June 2002, the investment advisory fee will be subject to quarterly adjustments based on the fund's performance relative to the Citigroup Extended Market Europe & Pacific Index beginning May 1, 2003.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended April 30, 2003, the fund realized net foreign currency losses of $61,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $6,673,000 to offset future net capital gains of $1,912,000 through October 31, 2009, and $4,761,000 through October 31, 2010.
The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized depreciation of investment securities for tax purposes was $3,505,000, consisting of unrealized gains of $6,609,000 on securities that had risen in value since their purchase and $10,114,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2003, the fund had open forward currency contracts to receive and deliver currencies as follows:

--------------------------------------------------------------------------------
                                                         (000)
                                   ---------------------------------------------
                                          CONTRACT AMOUNT             UNREALIZED
                                   ----------------------------     APPRECIATION
CONTRACT SETTLEMENT DATE           RECEIVE              DELIVER   (DEPRECIATION)
--------------------------------------------------------------------------------
7/17/2003                        EUR 7,551        JPY 1,000,000             $280
--------------------------------------------------------------------------------
EUR--euro.
JPY--Japanese yen.

Unrealized appreciation on open forward currency contracts is treated as realized gain for tax purposes.

     The fund had net unrealized foreign currency gains of $6,000 resulting from the translation of other assets and liabilities at April 30, 2003.

E. During the six months ended April 30, 2003, the fund purchased $40,047,000 of investment securities and sold $44,220,000 of investment securities other than temporary cash investments.

================================================================================
INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

================================================================================
CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

-    CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

-    MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

-    CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

-    REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
  Massachusetts, New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
Post Office Box 2600
Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the  prospectus  or the  Statement of  Additional
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unless otherwise noted.

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www.vanguard.com

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TEXT TELEPHONE
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(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1262 062003

                                        Vanguard(R) Mid-Cap Growth Fund





SEMIANNUAL REPORT



                                        APRIL 30, 2003





                                        THE VANGUARD GROUP

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY

* Vanguard Mid-Cap Growth Fund returned 6.3% during the first half of its 2003 fiscal year.

* Your fund's return was higher than those of its average mutual fund peer and the broad U.S. stock market, but lower than that of its benchmark index.

* Relative to the index, the fund's lagging performance within the consumer discretionary and health care sectors overshadowed its outstanding results in the technology sector.

CONTENTS

      1         Letter from the Chairman

      4         Report from the Adviser

      6         Fund Profile

      7         Glossary of Investment Terms

      8         Performance Summary

      9         Results of Proxy Voting

     10         Financial Statements

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the six months ended April 30, 2003, U.S. stocks in general, and mid-capitalization growth stocks in particular, made solid gains. Vanguard Mid-Cap Growth Fund returned 6.3%--a result higher than those of its average mutual fund peer and the broad market, as measured by the Wilshire 5000 Total Market Index. However, the fund underperformed its primary benchmark, the unmanaged Russell Midcap Growth Index. The investment adviser's stock selections in two large sectors failed to keep pace with the performance of the index's stocks, offsetting the adviser's stellar picks among technology shares.

Total Returns                           Six Months Ended
                                        April 30, 2003
--------------------------------------------------------------------------------
VANGUARD MID-CAP GROWTH FUND                    6.3%
Average Mid-Cap Growth Fund*                    4.0
Russell Midcap Growth Index                     8.2
Wilshire 5000 Index                             5.0
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

    The adjacent table shows the six-month total returns (capital change plus reinvested distributions) for your fund, its comparative measures, and the overall U.S. stock market. The fund's net asset values at the start and end of the period are shown in the table on page 3. No distributions were made during the period.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, the Wilshire 5000 Index returned 5.0%, a performance reflecting vigorous rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending was strong, but the job market deteriorated, and the red-hot residential real estate market began to cool. The broad economy registered anemic growth.
     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings and revenue growth) and value stocks (those that generally trade at below-average valuations) produced similar returns.
     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

BONDS DEFIED EXPECTATIONS

Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market-- returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell modestly during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

Market Barometer                                                   Total Returns
                                                    Periods Ended April 30, 2003
--------------------------------------------------------------------------------
                                                      Six         One       Five
                                                   Months        Year     Years*
--------------------------------------------------------------------------------
Stocks
Russell 1000 Index (Large-caps)                     4.8%       -13.5%      -2.3%
Russell 2000 Index (Small-caps)                     7.6        -20.8       -2.5
Wilshire 5000 Index (Entire market)                 5.0        -13.6       -2.6
MSCI All Country World Index Free
  ex USA (International)                            3.1        -15.2       -4.9
--------------------------------------------------------------------------------
Bonds
Lehman Aggregate Bond Index                         4.3%        10.5%       7.6%
  (Broad taxable market)
Lehman Municipal Bond Index                         3.6          8.5        6.3
Citigroup 3-Month Treasury Bill Index               0.6          1.5        4.0
================================================================================
CPI
Consumer Price Index                                1.4%         2.2%       2.5%
--------------------------------------------------------------------------------
*Annualized.

MODEST GAINS IN CERTAIN SECTORS OFFSET STRONG PERFORMANCE  ELSEWHERE
The Mid-Cap Growth Fund's 6.3% return for the fiscal half-year was a solid result, outpacing both the broad stock market and the average competing fund. However, the fund lagged the Russell Midcap Growth Index by 1.9 percentage points.
     On the positive side, the fund adviser's stock picks within technology-- the portfolio's second-largest sector weighting, with one-fifth of assets on average--returned 24%, about 8 percentage points higher than the return of tech shares within the index. This accounted for much of the fund's strong absolute performance and considerably narrowed the performance gap with the index.
     The main factor in your fund's shortfall relative to the index was its failure to keep pace with the index's gains in two heavily represented sectors: consumer discretionary stocks (retailers, restaurants, media, and entertainment companies) and health care stocks. Your fund's consumer discretionary stocks--its largest sector commitment, with 29% of assets on average during the six months--returned about 3%, compared with a nearly 8% return for those in the index. Similarly, the fund's health care issues (about 18% of assets) gained less than 1%, versus the 7% return for the index sector.

     Another factor affecting relative performance was your fund's 7% cash position. An actively managed fund keeps some liquid assets in reserve to take advantage of investment opportunities and to meet shareholder redemptions. An index is fully "invested" and, therefore, fully benefits from any run-up in stock prices, as the Russell Midcap Growth Index did during the past six months. (By contrast, an actively managed fund's cash can, in theory, serve as a buffer when the stock market tumbles. In practice, though, poor stock selection or market-timing decisions can easily override a cash buffer.)
     For further details on the fund and its individual holdings, please see the Report from the Adviser on page 4.

DIVERSIFICATION IS THE PRUDENT COURSE THROUGH UNCHARTED WATERS
Now that we have seen a break in the longest bear market in stocks since the Great Depression, many investors are probably asking themselves, "Is the worst finally over?" Neither we nor anyone else can answer that. We note that stocks are more reasonably priced than they were three years ago, and that--with higher bond prices and lower yields--fixed income securities are riskier now than they used to be. But these are merely observations. No one can foretell what the markets will do in the short term.
     For this reason, we believe it is prudent for most people to stick with a balanced investment plan, diversified across asset classes in proportions appropriate for their situation, goals, time horizon, and risk tolerance. Within the context of such a diversified plan, the Mid-Cap Growth Fund can play a valuable role.
     We thank you for your continued trust and confidence.


Sincerely,




John J. Brennan
Chairman and Chief Executive Officer                                May 20, 2003

John J. Brennan

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance             October 31, 2002-April 30, 2003

                                                         Distributions Per Share
                                                        ------------------------
                                    Starting        Ending      Income   Capital
                                 Share Price   Share Price   Dividends     Gains
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                 $10.34       $10.99       $0.00       $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISER

During the first half of its 2003 fiscal year, Vanguard Mid-Cap Growth Fund earned 6.3%, which was higher than the average 4.0% return of its peer funds, but lower than the 8.2% result of the Russell Midcap Growth Index.


THE INVESTMENT ENVIRONMENT
The past six months were favorable for growth investors, with all but one major sector of the Russell Midcap Growth Index generating a positive return. (The consumer staples sector--generally considered a defensive play because its companies typically demonstrate consistent earnings but with lower growth rates--lagged the more traditional growth-oriented areas of the market.) The first quarter of 2003 proved to be quite encouraging as many U.S. mid-cap growth companies unveiled better-than-expected revenue and earnings growth. Buoyed by a swift and successful Iraqi war, investors focused their attention on corporate earnings and broad economic growth.
     The portfolio delivered a strong absolute return during the fiscal half-year but lagged the index. As the 2002 calendar year came to a close and lower-quality issues rebounded, the portfolio fell behind the index. However, we were confident that high-quality growth stocks would rally, as we believe market leaders must participate in any sustained period of rising prices. That's precisely what happened--since the start of the 2003 calendar year, the portfolio generated strong absolute and relative returns.

INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by selecting stocks of midsize U.S. companies that have attractive prospects for sustainable growth in both sales and profits. In particular, the adviser emphasizes companies that are operating in emerging and high-growth sectors of the economy.

PORTFOLIO SUCCESSES
The portfolio's strongest performances over the six months came from a variety of technology companies. Specifically, the fund's software and technology services holdings were standouts, returning 34%. Here, the best performers included Yahoo! (online content) and Cognos (computer software and services).
The portfolio's semiconductor holdings also delivered strong results, rising more than 20% overall. Xilinx and Altera did particularly well.
     Outside of technology, other top contributors included Garmin (search-and-navigation equipment), St. Jude Medical (medical equipment), and Doral Financial (mortgage banking).

PORTFOLIO SHORTFALLS
Weak performance in the consumer discretionary sector was the primary detractor from performance over the six months. Specifically, the portfolio's specialty retail holdings trailed those of the overall market. Michaels Stores (arts and crafts), a stellar performer for most of the last fiscal year, and GameStop (video games) both hurt performance.
     Underperformance in the health care sector also hurt our results. Accredo Health (health services), Affymetrix (genetic research), and Millennium Pharmaceuticals were the worst performers.

Our Outlook
We are pleased to discuss positive absolute returns for the six months, as we know that such an environment for stocks has been anxiously awaited. In many cases, earnings have been better than expected, and so we remain optimistic about the equity markets in general and the companies in the portfolio specifically. That said, demand is not pervasive across all growth industries. As a result, we are intensely focused on finding those companies that have unique catalysts in place to increase revenue and earnings, whether they are companies with new product cycles and strong unit growth or those who are leaders in a niche industry and are gaining market share.
     While market volatility may remain high for the balance of the year, we will remain committed to our style and investment process--an approach that has served our clients well over the long term.

Evelyn D. Lapham,  Senior Vice President
John J. Yoon, Senior Vice President
Provident Investment Counsel, Inc.

May 15, 2003

Fund Profile As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 7.



Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Portfolio Characteristics
                                                       Comparative         Broad
                                          Fund               Index*      Index**
--------------------------------------------------------------------------------
Number of Stocks                            67                 452         5,546
Median Market Cap                        $3.8B               $4.3B        $28.2B
Price/Earnings Ratio                     24.0x               25.0x         20.8x
Price/Book Ratio                          3.6x                3.3x          2.6x
Yield                                     0.0%                0.4%          1.7%
Return on Equity                         20.0%               17.2%         20.9%
Earnings Growth Rate                     20.1%               17.4%          8.6%
Foreign Holdings                          5.0%                0.0%          0.3%
Turnover Rate                            104%Y                  --            --
Expense Ratio                           0.88%Y                  --            --
Cash Investments                          7.1%                  --            --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Volatility Measures
                                    Comparative                    Broad
                      Fund               Index*      Fund        Index**

R-Squared             0.91                 1.00      0.75           1.00
Beta                  0.98                 1.00      1.54           1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sector Diversification (% of portfolio)

                                                        Comparative        Broad
                                         Fund                Index*      Index**

Auto & Transportation                    6.0%                  1.3%         2.6%
Consumer Discretionary                  26.6                  27.9         15.6
Consumer Staples                         0.0                   3.4          6.8
Financial Services                       9.8                  10.5         22.5
Health Care                             15.6                  23.4         14.2
Integrated Oils                          0.0                   0.4          3.6
Materials & Processing                   2.6                   3.8          2.1
Other Energy                             5.2                   4.0          3.7
Producer Durables                        3.4                   6.4          3.9
Technology                              22.0                  16.1         13.2
Utilities                                1.7                   2.6          6.9
Other                                    0.0                   0.2          4.9
--------------------------------------------------------------------------------
Cash Investments                         7.1%                   --            --
--------------------------------------------------------------------------------



Ten Largest Holdings (% of total net assets)

Bed Bath & Beyond, Inc. 2.6%
  (retail)
Jabil Circuit, Inc. 2.3
  (electronics)
Network Appliance, Inc. 2.1
  (computer hardware)
Manpower Inc. 2.0
  (diversified services)
Brinker International, Inc. 2.0
  (leisure)
Harman International Industries, Inc. 2.0
  (consumer electronics)
Adobe Systems, Inc. 2.0
  (computer software and services)
Caremark Rx, Inc. 2.0
  (pharmaceuticals)
J.B. Hunt Transport Services, Inc. 2.0
  (transportation)
Altera Corp. 1.9
  (electronics)
--------------------------------------------------------------------------------
Top Ten 20.9%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Investment Focus

Market Cap - Medium
Style - Growth

*Russell Midcap Growth Index.
**Wilshire 5000 Index.
YAnnualized.

Visit our website at www.vanguard.com for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
-------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) December 31, 1997-April 30, 2003

Fiscal Year        Global Equity Fund          MSCI All Country World Index Free
    1998                 5.3                               0.1
    1999                50.7                              37.7
    2000                97.1                              38.7
    2001               -46                               -42.8
    2002               -15.4                             -17.6
    2003*                6.4                               8.2
--------------------------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 14 for capital gains information.


AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              Since Inception
                                       One     Five   --------------------------
                     Inception Date   Year    Years   Capital   Income    Total
--------------------------------------------------------------------------------
Mid-Cap Growth Fund   12/31/1997   -27.60%    3.76%     6.83%    0.00%     6.83%
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposal:

* Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

Trustee                       For               Withheld          Percentage For
--------------------------------------------------------------------------------
John J. Brennan            887,330,003         25,858,480              97.2%
Charles D. Ellis           888,187,234         25,001,249              97.3
Rajiv L. Gupta             886,074,024         27,114,458              97.0
JoAnn Heffernan Heisen     887,993,494         25,194,989              97.2
Burton G. Malkiel          885,287,279         27,901,204              96.9
Alfred M. Rankin, Jr.      888,562,679         24,625,804              97.3
J. Lawrence Wilson         885,572,035         27,616,448              97.0
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


Note: Vote tabulations are rounded to the nearest whole number.

Financial Statements                                  April 30, 2003 (unaudited)
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                     Market
                                                                     Value*
Mid-Cap Growth Fund                                Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)
--------------------------------------------------------------------------------
Auto & Transportation (6.0%)
* J.B. Hunt Transport Services, Inc.               32,400             1,119
* Ryanair Holdings PLC ADR                         25,735             1,021
* JetBlue Airways Corp.                            23,450               737
  CNF Inc.                                         17,200               522
                                                                     ------
                                                                      3,399
                                                                     ------
CONSUMER DISCRETIONARY (26.6%)
ADVERTISING AGENCIES (1.0%)
* Lamar Advertising Co. Class A                    16,290               585

CASINOS & Gambling (0.8%)
* International Game Technology                     5,400               466

CONSUMER ELECTRONICS (3.4%)
Harman International Industries, Inc.              17,300             1,152
* Yahoo! Inc.                                      32,100               795

EDUCATION--SERVICES (1.3%)
* Apollo Group, Inc. Class A                       13,003               705

RADIO & Television Broadcasters (2.4%)
* Cox Radio, Inc.                                  32,115               733
* Univision Communications Inc.                    20,790               630

RENT LEASE SERVICES--CONSUMER (1.7%)
* Rent-A-Center, Inc.                              14,900               956

RESTAURANTS (2.6%)
* Brinker International, Inc.                      36,400             1,156
* The Cheesecake Factory                            9,055               286

RETAIL (7.8%)
* Bed Bath & Beyond, Inc.                          36,990             1,461
* Michaels Stores, Inc.                            32,555             1,017
* Dollar Tree Stores, Inc.                         30,758               783
  Family Dollar Stores, Inc.                       18,600               636
  Ross Stores, Inc.                                14,000               531

SERVICES--COMMERCIAL (5.6%)
  Manpower Inc.                                    35,340             1,162
* Iron Mountain, Inc.                              20,900               833
* Expedia Inc.                                     11,000               636
* Weight Watchers International, Inc.              11,900               559
                                                                    -------
                                                                     15,082
                                                                    -------
Financial Services (9.8%)
* Affiliated Computer Services, Inc.
    Class A                                        21,590             1,030
  RenaissanceRe Holdings Ltd.                      22,600             1,001
  New York Community Bancorp, Inc.                 24,500               851
  The PMI Group Inc.                               27,330               842
  Doral Financial Corp.                            17,200               688
  SLM Corp.                                         5,190               581
  Countrywide Financial Corp.                       8,300               561
                                                                     ------
                                                                      5,554
                                                                     ------

--------------------------------------------------------------------------------
                                                                     Market
                                                                     Value*
                                                   Shares             (000)
--------------------------------------------------------------------------------
Health Care (15.6%)
* Caremark Rx, Inc.                                56,900             1,133
  Teva Pharmaceutical Industries Ltd.
    Sponsored ADR                                  22,200             1,037
* Barr Laboratories, Inc.                          16,950               942
  Biomet, Inc.                                     28,800               877
* St. Jude Medical, Inc.                           15,210               798
* Stericycle, Inc.                                 19,500               766
* MedImmune Inc.                                   17,300               610
* Patterson Dental Co.                             14,900               599
  Mylan Laboratories, Inc.                         21,100               596
* Guidant Corp.                                    12,900               503
* Boston Scientific Corp.                          11,400               491
* First Health Group Corp.                         19,590               491
                                                                    -------
                                                                      8,843
                                                                    -------

MATERIALS & Processing (2.6%)
  Praxair, Inc.                                    14,800               860
  Bunge Ltd.                                       22,500               630
                                                                    -------
                                                                      1,490
                                                                    -------
OTHER ENERGY (5.2%)
* BJ Services Co.                                  26,130               954
* Nabors Industries, Inc.                          22,100               866
  ENSCO International, Inc.                        25,655               652
  XTO Energy, Inc.                                 25,366               495
                                                                    -------
                                                                      2,967
                                                                    -------
PRODUCER DURABLES (3.4%)
* Alliant Techsystems, Inc.                        13,927               748
* Garmin Ltd.                                      13,700               581
* Novellus Systems, Inc.                           20,660               579
                                                                    -------
                                                                      1,908
                                                                    -------
TECHNOLOGY (22.0%)
* Jabil Circuit, Inc.                              70,009             1,309
* Network Appliance, Inc.                          91,500             1,215
  Adobe Systems, Inc.                              32,800             1,134
* Altera Corp.                                     68,510             1,083
* National Instruments Corp.                       30,900               991
* Intersil Corp.                                   47,860               885
* QLogic Corp.                                     19,800               871
* Cognos Inc.                                      27,800               754
* SanDisk Corp.                                    29,700               719
* Mercury Interactive Corp.                        20,900               709
* UTStarcom, Inc.                                  31,700               690
* Xilinx, Inc.                                     21,300               577
* Amdocs Ltd.                                      31,700               560
  Maxim Integrated Products, Inc.                  13,300               523
* Cree, Inc.                                       23,300               465
                                                                    -------
                                                                     12,485
                                                                    -------
--------------------------------------------------------------------------------
UTILITIES (1.7%)
* Cablevision Systems-
    NY Group Class A                               43,700             $ 980
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $48,919)                                                     52,708
--------------------------------------------------------------------------------

                                                                       Face
                                                                     Amount
                                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.32%, 5/1/2003                                  $5,017             5,017
  1.32%, 5/1/2003--Note G                             489               489
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $5,506)                                                       5,506
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
  (Cost $54,425)                                                     58,214
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                  1,767
Payables for Investment Securities Purchased                        (2,673)
Other Liabilities--Note G                                             (580)
                                                                    -------
                                                                    (1,486)
                                                                    -------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 5,160,810 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $56,728
================================================================================
NET ASSET VALUE PER SHARE                                            $10.99
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                 $65,722            $12.74
Accumulated Net Investment Losses                    (84)            (.02)
Accumulated Net Realized Losses                  (12,699)           (2.46)
Unrealized Appreciation                           3,789               .73
--------------------------------------------------------------------------------
NET ASSETS                                      $56,728            $10.99
================================================================================
See Note E in Notes to Finanical Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             Mid-Cap Growth Fund
                                                 Six Months Ended April 30, 2003
                                                                           (000)


INVESTMENT INCOME
Income
  Dividends                                                                 $ 28
  Interest                                                                    18
  Security Lending                                                             1
--------------------------------------------------------------------------------
Total Income                                                                  47
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B                                           103
The Vanguard Group--Note C
    Management and Administrative                                             61
    Marketing and Distribution                                                 3
  Shareholders' Reports and Proxies                                            2
--------------------------------------------------------------------------------
    Total Expenses                                                           169
    Expenses Paid Indirectly--Note D                                        (42)
--------------------------------------------------------------------------------
    Net Expenses                                                             127
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) (80)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD (3,339)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 6,564
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $3,145
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The cor-responding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

                                                        Mid-Cap Growth Fund
                                                     ---------------------------
                                                      Six Months            Year
                                                           Ended           Ended
                                                   Apr. 30, 2003   Oct. 31, 2002
                                                           (000)           (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income (Loss)                            $ (80)         $ (302)
  Realized Net Gain (Loss)                               (3,339)         (1,874)
  Change in Unrealized Appreciation (Depreciation)         6,564         (2,077)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        3,145         (4,253)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income                                       --              --
  Realized Capital Gain                                       --              --
--------------------------------------------------------------------------------
    Total Distributions                                       --              --
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                                  29,128          33,251
  Issued in Lieu of Cash Distributions                        --              --
  Redeemed                                               (6,111)        (28,429)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                  23,017           4,822
================================================================================
  Total Increase (Decrease)                               26,162             569

Net Assets
  Beginning of Period                                     30,566          29,997
--------------------------------------------------------------------------------
  End of Period                                          $56,728         $30,566
================================================================================

1Shares Issued (Redeemed)
  Issued                                                   2,801           2,713
  Issued in Lieu of Cash Distributions                        --              --
  Redeemed                                                 (597)         (2,211)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          2,204             502
================================================================================

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Mid-Cap Growth Fund

LIFESTRATEGY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
                  Six Months Ended                                                                          Dec. 31, 1997*
                                                    Apr. 30,     Year Ended October 31,                        to Oct. 31,
For a Share Outstanding Throughout Each Period          2003       2002        2001       2000       1999             1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.34     $12.22     $29.84      $15.87     $10.53           $10.00
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income (Loss)                         (.02)      (.10)      (.09)       (.22)      (.11)            (.03)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       .67     (1.78)    (10.82)       15.13       5.45              .56
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     .65     (1.88)    (10.91)       14.91       5.34              .53
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    --         --         --          --         --               --
  Distributions from Realized Capital Gains               --         --     (6.71)       (.94)         --               --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                   --         --     (6.71)       (.94)         --               --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.99     $10.34     $12.22      $29.84     $15.87           $10.53
==========================================================================================================================
TOTAL RETURN                                           6.29%    -15.38%    -45.99%      97.09%     50.71%            5.30%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net assets, End of Period (Millions)                   $57        $31         $30        $36        $12               $6
  Ratio of Total Expenes to Average Net Assets       .088%**     1.24%Y      1.39%Y     1.39%Y     1.39%Y          1.04%**
  Ratio of Net Expenses to Average
    Net Assets-Note D                                0.66%**      1.24%       1.39%      1.39%      1.39%            1.04%
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                          (0.42%)**    (1.02%)     (1.02%)    (1.03%)    (1.03%)        (0.43%)**
  Portfolio Turnover Rate                               104%       221%        149%       186%       145%             167%
==========================================================================================================================
*Inception.
**Annualized.
YIncludes  the  fund's  share  of  expenses,  net of fees  waived  and  expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio. Expense ratios before waivers and reimbursements of expenses were 1.68%,  2.17%,  2.19%,
3.99%, and 5.15%, respectively. **** ****

NOTES TO FINANCIAL STATEMENTS
Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual rate of 0.50% of the fund's average net assets. In accordance with the advisory contract entered into with Provident Investment Counsel in June 2002, the investment advisory fee will be subject to quarterly adjustments based on the performance of the fund relative to the Russell Midcap Growth Index beginning May 1, 2003.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.01% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2003, these arrangements reduced the fund's expenses by $42,000 (an annual rate of 0.22% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $9,269,000 to offset future net capital gains of $6,769,000 through October 31, 2009, and $2,500,000 through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At April 30, 2003, net unrealized appreciation of investment securities for tax purposes was $3,789,000, consisting of unrealized gains of $5,226,000 on securities that had risen in value since their purchase and $1,437,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2003, the fund purchased $40,119,000 of investment securities and sold $19,334,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $465,000, for which the fund held cash collateral of $489,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman of the Board, Chief Executive Officer, and
(1987)                 Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS       The  Partners  of  '63  (pro bono ventures in education);
(2001)                 Senior  Adviser  to  Greenwich  Associates (international
                       business  strategy consulting); Successor Trustee of Yale
                       University;  Overseer of the Stern  School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September1999) of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board Member
                       of  the  American  Chemistry  Council; Trustee  of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Vice President, Chief  Information Officer, and Member of
(1998)                 the   Executive   Committee    of   Johnson   &   Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical Bank Chairman's Professor of Economics,Princeton
(1977)                 University; Director  of  Vanguard  Investment Series plc
                       (Irish  investmentfund)  (since November 2001),  Vanguard
                       Group (Ireland)Limited (Irish investment management firm)
                       (since  November   2001),  Prudential  Insurance  Co.  of
                       America,  BKF Capital (investment  management  firm), The
                       Jeffrey Co. (holding company), and NeuVis, Inc. (software
                       company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Chairman,  President,  Chief   Executive   Officer,   and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial  products/aircraft   systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON     Retired Chairman and Chief Executive Officer of  Rohm and
(1985)                 Haas Co.(chemicals);  Director  of  Cummins  Inc. (diesel
                       engines),   MeadWestvaco   Corp.  (paper  products),  and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and  General  Counsel of The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group  and   of  each  of  the  investment
                       companies served by The Vanguard Group; Principal  of The
                       Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS      Treasurer;  Principal  of   The   Vanguard  Group,  Inc.;
                       Treasurer  of each  of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,   Information  Technology.  F. William McNabb, III,  Client
                       Relationship Group.
JAMES H. GATELY,       Investment  Programs  and Services.  Michael  S.  Miller,
                       Planning and Development.
KATHLEEN C. GUBANICH,  Human Resources. Ralph K. Packard, Finance.

IAN A. MACKINNON,      Fixed  Income  Group.  George  U.  Sauter,   Quantitative
                       Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE,         Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF SHIP]
THE VANGUARD GROUP(R)

POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, LifeStrategy, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335


(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q3012 062003

Vanguard(R) Selected Value Fund
Semiannual Report
April 30, 2003
[cover art]
The Vanguard Group (R)

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY
* Vanguard Selected Value Fund returned 4.3% during the six months ended April 30, 2003, trailing the average return of peer funds and its market benchmark.
* During the period, the broad U.S. stock market drifted in mostly negative territory before posting a strong return in April and ending the fiscal half-year with a 5.0% gain.
* Most of the fund's advance came from strong performances among its health care, energy, and materials & processing stocks.


CONTENTS
 1 Letter from the Chairman
 4 Report from the Adviser
 8 Fund Profile
 9 Glossary of Investment Terms
10 Performance Summary
11 Results of Proxy Voting
12 Financial Statements
19 Advantages of Vanguard.com

Letter from the Chairman
[PHOTO]
John J. Brennan

Fellow Shareholder,
Vanguard Selected Value Fund returned 4.3% during the fiscal half-year ended April 30, 2003. Given the fund's negative result in fiscal 2002, the gain was certainly welcome, but the return did trail both the average for the fund's peer group and the result of the broad market, as measured by the Wilshire 5000 Total Market Index.
     The table at left shows the total returns--capital change plus reinvested dividends--for the fund and its benchmarks. Information about the per-share components of the fund's return appears in the table on page 3.

-------------------------------------------
Total Returns              Six Months Ended
                             April 30, 2003
-------------------------------------------
Vanguard Selected Value Fund           4.3%
Average Mid-Cap Value Fund*            6.7
Russell Midcap Value Index             7.1
Wilshire 5000 Index                    5.0
-------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, the overall U.S. stock market, as measured by the Wilshire 5000 Index, returned 5.0%, a performance reflecting strong rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and generally glum economic news. Although the U.S.
military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending was strong, but the job market deteriorated, and the red-hot residential real estate market began to cool. The broad economy registered anemic growth.
     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the Russell 1000 Index, while growth stocks (those that are expected to produce rapid revenue and earnings growth) and value stocks (those that generally trade at below-average valuations) produced similar returns.
     Overseas, Asian stock markets were hit especially hard, but as a group, international stocks produced a modest positive return for U.S.-based investors.

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market-- returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns. But the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell somewhat during the period, and the yield of the 3-month U.S. Treasury bill-- a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

--------------------------------------------------------------------------------
Market Barometer                                                  Total Returns
                                                   Periods Ended April 30, 2003
                                             -----------------------------------
                                               Six            One          Five
                                            Months           Year        Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               4.8%         -13.5%         -2.3%
Russell 2000 Index (Small-caps)               7.6          -20.8          -2.5
Wilshire 5000 Index (Entire market)           5.0          -13.6          -2.6
MSCI All Country World Index Free
 ex USA (International)                       3.1          -15.2          -4.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   4.3%          10.5%          7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                   3.6            8.5           6.3
Citigroup 3-Month Treasury Bill Index         0.6            1.5           4.0
================================================================================
CPI
Consumer Price Index                          1.4%           2.2%           2.5%
--------------------------------------------------------------------------------
*Annualized.


FOR THE FUND, A STRONG APRIL HELPED PRODUCE A SIX-MONTH GAIN
Like the broad stock market, the Selected Value Fund enjoyed an April rally, enabling the fund to post a solid gain in the first half of its fiscal year. Leading the advance were Selected Value's health care holdings, which decisively outperformed the same sector in the Russell Midcap Value Index. The fund also got strong results from companies in the other energy and materials & processing sectors.
     Selected Value was slowed chiefly by its holdings in two sectors: consumer staples and producer durables. Consumer staples stocks were the market's worst laggards in the period, and your fund had a larger weighting in this group than the benchmark. The producer durables sector performed well in the index, but the fund was underweighted in the group, and the adviser's selections did not perform well.
     You'll find more information about the fund's individual holdings in the Report from the Adviser on page 4.

THE FUND TRAILED ITS BENCHMARK  FOR SEVERAL  REASONS
Selected Value lagged its primary benchmark, the Russell Midcap Value Index, mainly because of the fund's lower exposure to the financial services sector. Although financial stocks constitute the largest groups in both the fund and the index, the fund's stake was smaller by about one-third during the period. Consequently, the fund missed out on much of the bounce provided by this group. The fund's utilities and producer durables holdings also underperformed their counterparts in the index.
     In addition, the Russell Midcap Value Index, which encompasses a broader range of stocks than does the fund, has a modest weighting in technology companies, a group that did well during the six months. True to Selected Value's fundamental value orientation, the adviser continued to shun tech stocks in the belief that their prices still were not low enough to offer good value.
     Meanwhile, the fund's holdings in the health care, "other energy," and materials & processing sectors handily outperformed those in the index, but these gains could not make up for our shortfalls in other areas.

YOUR FUND'S TIME-TESTED  VALUE APPROACH
Selected Value's investment adviser, the firm of Barrow, Hanley, Mewhinney & Strauss, seeks out-of-favor stocks of midsize companies that are expected to reward patient investors in the long run. The market is, of course, anything but consistent--and it has certainly tried investors' patience in recent years. We have yet to learn whether the recent turnaround represents the end of the historic bear market. But whatever awaits investors through the rest of 2003 and beyond, you can be assured that the Selected Value Fund will adhere to the strategy that has proven itself over the long haul.
     The fund is also committed to maintaining its cost-efficient operations, a competitive advantage that has given Selected Value a head start every year since its inception in 1996. The fund's annualized expense ratio of 0.78% is only half the average of 1.58% charged by its mid-cap value competitors.
     The Selected Value Fund, like any other fund targeting a specific market segment, is most appropriate as just one component of a well-diversified mix of stock, bond, and money market investments. We believe that every investor should develop such a mix in the proportions that suit individual circumstances and goals. A balanced, diversified, and low-cost approach to investing is the proven way to build long-term wealth.
     We thank you for your continued trust and confidence.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer                                May 9, 2003


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance              October 31, 2002-April 30, 2003

                                                       Distributions Per Share
                                                  ------------------------------
                           Starting       Ending       Income          Capital
                        Share Price  Share Price    Dividends            Gains
--------------------------------------------------------------------------------
Selected Value Fund          $11.27       $11.51        $0.24            $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
Vanguard Selected Value Fund returned 4.3% for the six months ended April 30, 2003, compared with 7.1% for the Russell Midcap Value Index.

THE  INVESTMENT ENVIRONMENT
Despite a relatively stable market, a lot happened in the fund's fiscal half-year: Investors were frightened by the possibility of war, depressed when it was happening, and then elated about the U.S. victory; the saga of corporate greed and malfeasance continued; consumer confidence fell at one point to its lowest level in almost a decade; and as we write this letter, the U.S. Congress and the Bush Administration are discussing a reduction in the taxation of dividends, which could have a significant long-term impact on returns.
     During the period, money flowed out of most equity funds and poured into bond and money market funds. One might assume that this risk-averse environment would encourage conservative leadership in the stock market, but this was not so. The Nasdaq-100 Index was among the strongest-performing indexes.
For the six months, the best-performing equities had the highest price/earnings ratios and the lowest dividend yields. Our guess is that since these stocks declined the most during the bear market, they are now seen as having the greatest recovery potential. Unfortunately, the reality is that, in an economy with significant excess capacity, capital spending will probably be slow in coming back. Most technology companies are either tied to this cycle or to the related telecommunications industry. While investors are returning to the scene of the crime, so to speak, it is not as dangerous as it was in the late 1990s; however, we advise caution, as these stocks are still expensive. Don't rate a stock as cheap after looking at what it used to sell for; instead, decide what it should sell for, considering fundamental factors like earnings, cash flow, book value, and dividends. In the fiscal half-year, investors chose either high-tech stocks with little or no earnings or bonds and money market funds. The consensus of experts and amateurs alike was that interest rates were at or near the bottom and would soon rise. However, it is also a good bet that rates will stay low until consumers and businesses improve their balance sheets, in which case near-zero money market returns will be the reward for caution. Equities in general are neither expensive nor cheap, but with a bland business outlook, profits are not likely to support a dramatic market advance.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
--------------------------------------------------------------------------------

OUR SUCCESSES
Good stock selection in the health care sector, including companies such as VISX and Mylan Laboratories, contributed significantly to fund performance. Miscellaneous industrial companies, such as BJ Services, Reliant Resources, and Millennium Chemicals, also helped.

OUR SHORTFALLS
Performance was hurt by an underinvestment in financial services issues, along with underperformance in those we did own, such as Ambac Financial Group. Our holdings in tobacco (Carolina Group and R.J. Reynolds Tobacco Holdings) also did not do well. We were too light in the utilities sector, and our stock selection there was subpar. We have added three companies to this group that we believe will prosper.

OUR PORTFOLIO POSITIONING
Our portfolio has an increased weighting in utilities, particularly those of the aggressive type. We believe these companies are fixing their problems. While we are currently rather underinvested in financial stocks, we are adding to this area. We own little in the regional banks industry, because these stocks seem overpriced given their long-term potential. We own no technology issues because of their high price/earnings multiples, which typically are around 30 (based on trailing earnings), versus our portfolio's relatively modest multiple. We believe the fund's yield of 2.7% is attractive when compared with short-term investments.

James P. Barrow,  Portfolio  Manager
Barrow,  Hanley,  Mewhinney & Strauss, Inc.

May 13, 2003

(Tables showing significant portfolio changes appear on pages 6 and 7.)

--------------------------------------------------------------------------------
Significant Portfolio Changes                    Six Months Ended April 30, 2003

New Holdings          Comments
--------------------------------------------------------------------------------
Xcel Energy           We purchased Xcel Energy in hopes that this stock will
                      rebound as the company sheds its energy-trading business and becomes viewed as a regulated power generator.
                      The company's 7% yield, P/E of 8, and 0.8 price/book ratio also help.

XL Capital            This firm is a leading  insurance  and  reinsurance
                      company based in Bermuda. XL Capital's superior balance sheet, outstanding management, and positioning in a strong and sustainable insurance market, along with an attractive valuation (10 times this year's projected earnings), a strong dividend yield, and a reasonable price/book ratio, make this stock a compelling investment.

Pinnacle West Capital We purchased  this stock because it sold equity to fix its balance sheet, making its 5.5% dividend secure and its P/E of 10 times earnings attractive.

CenterPoint Energy    The prospects for CenterPoint, previously the electric and gas  distribution  network of Reliant Energy  (Houston
                      Lighting), are somewhat confusing in the short term because of the nature of Texas deregulation. We expect earnings of more than $1 per share in 2004 and a dividend of $0.40 or more per share. This leveraged utility should offer good upside potential. The company is currently selling a convertible bond, which should not dilute the value of its stock.

Tenet  Healthcare     Tenet Healthcare lost more than 70% of its value after it
                      was revealed that the company had improperly billed
                      Medicare for high-cost patients. We believe the market
                      overreacted to this event--the decline in earnings was
                      less severe, and management has moved aggressively to deal with the controversy. Tenet's  earnings are poised to
                      rebound--demographic  trends are working in the hospital
                      industry's  favor, and the company is well positioned with a portfolio of strong hospitals  located in markets with
                      above-average  population  growth. Given the prospects for a rebound,  we believe Tenet is  attractively  valued at
                      only 8 times earnings and 1.2 times book value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Eliminated Comments
--------------------------------------------------------------------------------
Fortune  Brands       We sold Fortune on the basis of its  rising  price; should it decline, it could well be bought back.

SLM This holding was sold because it was no longer a mid-capitalization stock (the company was valued at $15 billion), its P/E of 21 was no longer low, and its 1% yield was no longer high.

Ambac Financial Group Ambac was sold due to its extensive exposure to the airline industry and a concern that continued financial difficulty could lead to significant losses.

Hanover  Compressor   This stock was  eliminated  because of its  sensitivity to falling natural gas volumes. Higher prices have not encouraged enough new drilling activity to reverse the trend, and it seems the United States may simply resort to liquid natural gas tankers to augment domestic production in order to satisfy a growing demand.

TECO Energy           TECO has been punished by equity investors who doubt its
                      ability to earn a return on unregulated  power assets.
                      We would not normally be a seller on such matters,
                      but we have real concerns about the financial ability of
                      TECO's privately held partner in these huge projects.
--------------------------------------------------------------------------------

See page 12 for a complete
listing of the fund's holdings.

Fund Profile                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.


SELECTED VALUE FUND
----------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               Comparative        Broad
                                Fund                Index*      Index**
----------------------------------------------------------------------------
Number of Stocks                  38                   602        5,546
Median Market Cap              $3.6B                 $4.0B       $28.2B
Price/Earnings Ratio           17.1x                 16.5x        20.8x
Price/Book Ratio                1.6x                  1.7x         2.6x
Yield                           2.7%                  2.5%         1.7%
Return on Equity               12.2%                 13.3%        20.9%
Earnings Growth Rate            4.0%                  6.7%         8.6%
Foreign Holdings                0.0%                  0.0%         0.3%
Turnover Rate                   39%Y                    --           --
Expense Ratio                 0.78%Y                    --           --
Cash Investments                1.4%                    --           --
----------------------------------------------------------------------------


----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Royal Caribbean Cruises, Ltd.             3.8%
 (leisure)
Brunswick Corp.                           3.6
 (automotive and transport equipment)
UST, Inc.                                 3.6
 (tobacco)
Equity Office Properties Trust REIT       3.5
 (real estate)
Radian Group, Inc.                        3.5
 (financial services)
Kerr-McGee Corp.                          3.2
 (oil)
Dean Foods Co.                            3.2
 (food, beverage, and tobacco)
BJ Services Co.                           3.1
 (oil)
MeadWestvaco Corp.                        3.1
 (manufacturing)
Genuine Parts Co.                         3.0
 (retail)
----------------------------------------------
Top Ten 33.6%
----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                    Comparative                 Broad
                      Fund               Index*    Fund       Index**
--------------------------------------------------------------------------------
R-Squared             0.85                 1.00    0.41          1.00
Beta                  0.99                 1.00    0.57          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                              Comparative         Broad
                               Fund                Index*       Index**
Auto & Transportation          3.0%                  4.3%
2.6%
Consumer Discretionary         18.1                  12.2          15.6
Consumer Staples               11.5                   2.7           6.8
Financial Services             19.5                  31.5          22.5
Health Care                     9.4                   3.8          14.2
Integrated Oils                 3.2                   1.7           3.6
Other Energy                    9.0                   5.4           2.1
Materials & Processing          7.3                   9.8           3.7
Producer Durables               2.5                   5.7           3.9
Technology                      0.0                   6.1          13.2
Utilities                       8.9                  13.7           6.9
Other                           6.2                   3.1           4.9
--------------------------------------------------------------------------------
Cash Investments                1.4                   .--           .--
--------------------------------------------------------------------------------

---------------------
Investment Focus

Market Cap--Medium
Style--Value
---------------------

Visit our website at
www.vanguard.com
for regularly updated fund information.



*Russell Midcap Value Index.
**Wilshire 5000 Index.
YAnnualized.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

Performance Summary                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


SELECTED VALUE FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) February 15, 1996-April 30, 2003

Fiscal Year     Global Equity Fund    MSCI All Country World Index Free
1996                   0.7                         8.3
1997                  30.9                        32.5
1998                 -17.8                         5.7
1999                  -0.6                         5.7
2000                  19.1                        11.9
2001                     8                        -1.4
2002                  -5.4                          -3
2003*                  4.3                         7.1
--------------------------------------------------------------------------------
*Six months ended April 30, 2003.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.


--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            Since Inception
                                      One      Five ----------------------------
                   Inception Date    Year     Years   Capital    Income    Total
--------------------------------------------------------------------------------
Selected Value Fund     2/15/1996 -24.69%    -2.40%     2.14%     1.29%    3.43%
 Fee-Adjusted Returns*            -25.43     -2.40      2.14      1.29     3.43
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

--------------------------------------------------------------------------------
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
Trustee                                 For           Withheld   Percentage For
--------------------------------------------------------------------------------
John J. Brennan                 887,330,003         25,858,480            97.2%
Charles D. Ellis                888,187,234         25,001,249            97.3
Rajiv L. Gupta                  886,074,024         27,114,458            97.0
JoAnn Heffernan Heisen          887,993,494         25,194,989            97.2
Burton G. Malkiel               885,287,279         27,901,204            96.9
Alfred M. Rankin, Jr.           888,562,679         24,625,804            97.3
J. Lawrence Wilson              885,572,035         27,616,448            97.0
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                      Broker        Percentage
        For         Against          Abstain       Non-Votes               For
735,242,712      43,484,694       20,726,977      35,544,050             88.1%
--------------------------------------------------------------------------------



Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

Statement of Net Assets
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Selected Value Fund                                   Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
--------------------------------------------------------------------------------
Auto & Transportation (3.0%)
 Genuine Parts Co.                                   972,700             31,097
Consumer Discretionary (18.2%)
  Royal Caribbean Cruises, Ltd.                    2,097,100             38,943
  Dollar General Corp.                             2,044,600             29,729
  The Stanley Works                                1,219,200             29,297
  IKON Office Solutions, Inc.                      3,750,400             29,103
  Viad Corp.                                       1,217,000             24,474
* Service Corp. International                      7,021,700             23,733
  Wendy's International, Inc.                        370,900             10,771
                                                                 ---------------
                                                                        186,050
                                                                 ---------------
Consumer Staples (11.5%)
  UST, Inc.                                        1,170,700             36,678
* Dean Foods Co.                                     743,100             32,347
  Carolina Group                                   1,603,600             29,474
  R.J. Reynolds Tobacco
   Holdings, Inc.                                    695,400             19,590
                                                                 ---------------
                                                                        118,089
                                                                 ---------------
Financial Services (19.4%)
 Equity Office Properties
  Trust REIT                                       1,376,100             35,737
 Radian Group, Inc.                                  900,000             35,730
 Crescent Real Estate, Inc. REIT                   2,135,900             30,287
 TCF Financial Corp.                                 763,200             30,223
 American Financial Group, Inc.                    1,192,800             26,456
 Ryder System, Inc.                                  676,300             16,799
 Deluxe Corp.                                        357,000             15,712
 XL Capital Ltd. Class A                              98,000              8,065
                                                                  --------------
                                                                        199,009
                                                                  --------------
Health Care (9.4%)
  Mylan Laboratories, Inc.                         1,080,800             30,554
* VISX Inc.                                        1,524,400             23,872
* Tenet Healthcare Corp.                           1,431,900             21,249
  IMS Health, Inc.                                 1,363,700             21,001
                                                                  --------------
                                                                         96,676
                                                                  --------------
Integrated Oils (3.2%)
 Kerr-McGee Corp.                                    780,500             32,867
 Other Energy (9.0%)
* BJ Services Co.                                    883,800             32,268
  GlobalSantaFe Corp.                              1,433,785             30,339
* Reliant Resources, Inc.                          5,230,000             29,393
                                                                  --------------
                                                                         92,000
                                                                  --------------
Materials & Processing (7.3%)
 MeadWestvaco Corp.                                1,353,200             31,922
 Eastman Chemical Co.                                723,900             22,101
 Millennium Chemicals, Inc.                        1,505,100             20,936
                                                                  --------------
                                                                         74,959
                                                                  --------------
Producer Durables (2.5%)
 Goodrich Corp.                                    1,820,000             25,608

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
                                                      Shares              (000)
--------------------------------------------------------------------------------
Utilities (8.9%)
 Entergy Corp.                                       613,000             28,572
 Pinnacle West Capital Corp.                         774,700             25,736
 Xcel Energy, Inc.                                 1,550,000             20,956
 CenterPoint Energy Inc.                           2,039,400             16,111
                                                                  --------------
                                                                         91,375
                                                                  --------------
Other (6.2%)
 Brunswick Corp.                                   1,693,600             36,971
 ITT Industries, Inc.                                456,100             26,591
                                                                  --------------
                                                                         63,562
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $1,093,935)                                                    1,011,292
--------------------------------------------------------------------------------

                                                        Face
                                                      Amount
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.32%, 5/1/2003                                     $15,054             15,054
 1.32%, 5/1/2003--Note G                               8,871              8,871
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $23,925)                                                          23,925
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
 (Cost $1,117,860)                                                    1,035,217
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      2,471
Liabilities--Note G                                                     (12,276)
                                                                 ---------------
                                                                         (9,805)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 89,086,263 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $1,025,412
================================================================================

NET ASSET VALUE PER SHARE                                                $11.51
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                      Amount                Per
                                                       (000)              Share
--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $1,199,432             $13.46
Undistributed Net
 Investment Income                                     3,510                .04
Accumulated Net
 Realized Losses                                     (94,887)             (1.06)
Unrealized Depreciation                              (82,643)              (.93)
NET ASSETS                                        $1,025,412             $11.51
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            Selected Value Fund
                                                Six Months Ended April 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                             $ 14,431
 Interest                                                                   157
 Security Lending                                                           238
  Total Income                                                           14,826
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                               1,359
  Performance Adjustment                                                    544
The Vanguard Group--Note C
 Management and Administrative                                            2,022
 Marketing and Distribution                                                  79
Custodian Fees                                                               18
Shareholders' Reports and Proxies                                            25
Trustees' Fees and Expenses                                                   1
  Total Expenses                                                          4,048
  Expenses Paid Indirectly--Note D                                         (219)
  Net Expenses                                                            3,829
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    10,997
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (37,285)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 66,410
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $40,122
================================================================================

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        Selected Value Fund
                                              ----------------------------------
                                                  Six Months               Year
                                                       Ended              Ended
                                              April 30, 2003      Oct. 31, 2002
                                                       (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                              $ 10,997          $ 19,117
 Realized Net Gain (Loss)                            (37,285)          (54,412)
 Change in Unrealized Appreciation (Depreciation)     66,410           (86,264)
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                           40,122          (121,559)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                               (22,483)          (12,795)
 Realized Capital Gain                                    --                --
  Total Distributions                                (22,483)          (12,795)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                              104,514           598,502
 Issued in Lieu of Cash Distributions                 19,975            11,420
 Redeemed*                                          (174,732)         (320,462)
  Net Increase (Decrease) from Capital
  Share Transactions                                 (50,243)          289,460
 Total Increase (Decrease)                           (32,604)          155,106
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                               1,058,016            902,910
 End of Period                                    $1,025,412         $1,058,016
================================================================================
1Shares Issued (Redeemed)
 Issued                                                9,305             44,189
 Issued in Lieu of Cash Distributions                  1,748                900
 Redeemed                                            (15,850)           (26,037)
Net Increase (Decrease) in Shares Outstanding         (4,797)            19,052
================================================================================
*Net of redemption fees of $619,000 and $1,101,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Selected Value Fund
------------------------------------------------------------------------------------------------------------
                                                                            Year Ended October 31,
                                                  Six Months Ended   ---------------------------------------
For a Share Outstanding Throughout Each Period      April 30, 2003     2002    2001    2000    1999    1998
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $11.27   $12.07  $11.42  $ 9.75  $10.23  $12.98
------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                         .12      .21     .15     .27     .12     .07
 Net Realized and Unrealized Gain (Loss) on Investments*       .36     (.84)    .74    1.56    (.19)  (2.31)
  Total from Investment Operations                             .48     (.63)    .89    1.83    (.07)  (2.24)
Distributions
 Dividends from Net Investment Income                         (.24)    (.17)   (.24)   (.16)   (.08)   (.05)
 Distributions from Realized Capital Gains                      --       --      --      --    (.33)   (.46)
------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.24)    (.17)   (.24)   (.16)   (.41)   (.51)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.51   $11.27  $12.07  $11.42  $ 9.75  $10.23
============================================================================================================
Total Return**                                               4.27%   -5.38%   7.95%  19.10%  -0.61% -17.80%
============================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                       $1,025   $1,058    $903    $152    $193    $152
 Ratio of Total Expenses to Average Net Assets               0.78%Y   0.74%   0.70%   0.63%   0.73%   0.65%
 Ratio of Net Investment Income to Average Net Assets        2.12%Y   1.63%   1.67%   2.40%   1.31%   0.58%
 Portfolio Turnover Rate                                       39%Y     50%     67%     40%    102%     47%
============================================================================================================
*Includes increases from redemption fees of $.01 in 2003, $.01 in 2002, and $.00 in 2001.
**Total  returns do not reflect the 1% fee  assessed  on  redemptions  of shares purchased on or after August 7, 2001, and held for less than five years.
YAnnualized.

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell Midcap Index for periods prior to August 1, 2001, and the new benchmark, the Russell Midcap Value Index, beginning August 1, 2001. The benchmark change will be fully phased in by August 2004. For the six months ended April 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.26% of the fund's average net assets before an increase of $544,000 (0.10%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $184,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.18% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2003, these arrangements reduced the fund's expenses by $219,000 (an annual rate of 0.04% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $57,536,000 to offset future net capital gains of $2,092,000 through October 31, 2007, $1,032,000 through October 31, 2008, and
$54,412,000 through October 31, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At April 30, 2003, net unrealized depreciation of investment securities for tax purposes was $82,643,000, consisting of unrealized gains of $104,014,000 on securities that had risen in value since their purchase and $186,657,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2003, the fund purchased $197,380,000 of investment securities and sold $243,638,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $8,670,000, for which the fund held cash collateral of $8,871,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
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If you're like many  Vanguard  investors,  you  believe in  planning  and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE
Log on to Vanguard.com and:
     * See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
     * Check your overall asset allocation, no matter where your assets are held.
     *    Compare your holdings with industry benchmarks.
     *    Analyze your personal performance.
     * Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
     * Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR  INVESTMENTS  WITH CONFIDENCE
Go to our Planning & Advice and Research Funds & Stocks sections and:
     * Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
     * Find out how much you should save for retirement and for college costs.
     * Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
     * Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
     *    Attend our quarterly PlainTalk webcasts on investing.


Find out what Vanguard.com can do for you. Log on today!

--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.
     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

- Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

- Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

- Consider cost.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

- Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.


--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman of the Board, Chief Executive Officer, and
(1987)                 Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS       The  Partners  of  '63  (pro bono ventures in education);
(2001)                 Senior  Adviser  to  Greenwich  Associates (international
                       business  strategy consulting); Successor Trustee of Yale
                       University;  Overseer of the Stern  School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September1999) of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board Member
                       of  the  American  Chemistry  Council; Trustee  of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Vice President, Chief  Information Officer, and Member of
(1998)                 the   Executive   Committee    of   Johnson   &   Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical Bank Chairman's Professor of Economics,Princeton
(1977)                 University; Director  of  Vanguard  Investment Series plc
                       (Irish  investmentfund)  (since November 2001),  Vanguard
                       Group (Ireland)Limited (Irish investment management firm)
                       (since  November   2001),  Prudential  Insurance  Co.  of
                       America,  BKF Capital (investment  management  firm), The
                       Jeffrey Co. (holding company), and NeuVis, Inc. (software
                       company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Chairman,  President,  Chief   Executive   Officer,   and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial  products/aircraft   systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J. LAWRENCE WILSON     Retired Chairman and Chief Executive Officer of  Rohm and
(1985)                 Haas Co.(chemicals);  Director  of  Cummins  Inc. (diesel
                       engines),   MeadWestvaco   Corp.  (paper  products),  and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and  General  Counsel of The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group  and   of  each  of  the  investment
                       companies served by The Vanguard Group; Principal  of The
                       Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS      Treasurer;  Principal  of   The   Vanguard  Group,  Inc.;
                       Treasurer  of each  of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,   Information  Technology.  F. William McNabb, III,  Client
                       Relationship Group.
JAMES H. GATELY,       Investment  Programs  and Services.  Michael  S.  Miller,
                       Planning and Development.
KATHLEEN C. GUBANICH,  Human Resources. Ralph K. Packard, Finance.

IAN A. MACKINNON,      Fixed  Income  Group.  George  U.  Sauter,   Quantitative
                       Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE,         Founder; Chairman and Chief Executive Officer, 1974-1996.

[Vanguard Ship Logo]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Consolidated View, PlainTalk, Vanguard IRA, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9342 062003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         VANGUARD WHITEHALL FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date:  June 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         VANGUARD WHITEHALL FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date:  June 16, 2003

         VANGUARD WHITEHALL FUNDS


BY:_____________(signature)________________
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                 TREASURER


Date: June 16, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.